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                                                                   Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
Medical Advisory Systems, Inc.

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-92471) of our report dated January 7, 2000, relating to the consolidated financial statements of Medical Advisory Systems, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended October 31, 1999.



                                                    BDO Seidman, LLP

Washington, D.C.
February 14, 2000